EXHIBIT 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In  connection  with the  Quarterly  Report  of PARK HILL  CAPITAL  I  CORP.(the
"Company") on Form 10-QSB for the quarter ended November 30, 2000, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis Mailhot, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 19, 2005                      /s/ Francis Mailhot
                                                --------------------------------
                                                Francis Mailhot
                                                Chief Accounting Officer